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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 16, 2007

                                MOVIE STAR, INC.
               (Exact Name of Registrant as Specified in Charter)

          New York                        1-5893                 13-5651322
(State or Other Jurisdiction           (Commission              (IRS Employer
     of Incorporation)                 File Number)          Identification No.)

   1115 Broadway, New York, New York                                 10010
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code: (212) 684-3400

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02. NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED
AUDIT REPORT OR COMPLETED INTERIM REVIEW.

(a) In response to comments received from the Securities and Exchange Commission
("SEC") as part of the SEC's regular review of the periodic filings of Movie
Star, Inc. ("Company") under the Securities Exchange Act of 1934, the Company's
Chief Financial Officer and Audit Committee determined, in consultation with its independent accountants, that it was appropriate to restate the Company's
Consolidated Statement of Cash Flows for fiscal 2006 to include within Cash
Flows from Investing Activities, the cash proceeds of $1,424,000 received from the insurance recovery relating to the Company's building damage caused by
Hurricane Katrina. In the Consolidated Statements of Cash Flows that were previously filed with the SEC on September 27, 2006, the amount had been included within Cash Flows from Operating Activities. Accordingly, on January
16, 2007, the Audit Committee concluded that the Company's Consolidated
Statement of Cash Flows for the fiscal year ended June 30, 2006 previously filed with the SEC should not be relied upon. The Company has amended its Form 10-K for the fiscal year ended June 30, 2006 to include restated Consolidated
Statements of Cash Flows correcting this error. The restatement did not have an effect on the Company's net loss or net loss per share.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 30, 2007                      MOVIE STAR, INC.

                                         By: /s/ Thomas Rende
                                             -----------------------------------
                                             Thomas Rende
                                             Chief Financial Officer
                                             (Principal Financial and Accounting
                                             Officer)

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